EXHIBIT 10.15

                         CORPORATE RESOLUTION TO BORROW

--------------- ------------ ------------ ------------ ------------ ----------- ----------- ----------
   Principal      Loan Date    Maturity     Loan No.    Call / Coll   Account     Officer    Initials
  $500,000.00    08-15-2001   02-22-2002     7001574      UNSEC
--------------- ------------ ------------ ------------ ------------ ----------- ----------- ----------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

            Any item above containing "***" has, been omitted due to
                            text length limitations.
------------------------------------------------------------------------------------------------------

Corporation:  FNB Bancorp                             Lender:  PACIFIC COAST BANKERS' BANK
              975 El Camino Real, third Floor                  340 PINE STREET. SUITE 401
              South San Francisco, CA 94080                    SAN FRANCISCO, CA 94104
======================================================================================================

WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION'S EXISTENCE. The complete and correct name of the Corporation is FNB Bancorp ("Corporation"). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of California The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all limes shall be, duly qualified as a foreign c0rporafian in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 975 El Camino Real, third Floor. South San Francisco, CA 94080. Unless the Corporation has designated otherwise in writing, the principle office is the office at which the Corporation keeps its books and records, The Corporation will notify Lender of any change in the location of the Corporation's principle office. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors at the Corporation, or if the Corporation is a dose corporation having no Board of Directors then at a meeting of the Corporations shareholders, duly called and held on ,at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICERS.  The following named persons are officers of FNB Bancorp:

NAMES                      TITLES                             AUTHORIZED                ACTUAL SIGNATURES
------                     ------                             ----------                -----------------
Michael R. Wyman           Chairman or the Board                   Y        X
                                                                             -------------------------------------------

Paul B. Hogan              Chief Operating Officer                 Y        X
                                                                             -------------------------------------------

James B. Ramsey            Chief Financial officer                 Y        X
                                                                             -------------------------------------------

ACTIONS AUTHORIZED, Any one(l) of the authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation, Specifically, but without limitation, any one (1) at such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Corporation:

     Borrow Money. To borrow, as a cosigner or otherwise, from time to lime from Lender, an such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed; however, not exceeding al any one time the amount of Five Hundred Thousand & 00/100 Dollars ($500,000.00), in addition to such sum or sums of money as may be currently borrowed by the Corporation from Lender

     Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of the Corporation's credit accommodations on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Corporation's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings consolidations, or substitutions (or one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

     Execute Security Documents. To execute and deliver to Lender the farms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute deliver, or record financing statements.

     Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation's account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the officers may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to a I assumed business names used by the Corporation. Excluding the name al the Corporation, the following is a complete list of all assumed business names under which the Corporation does business:
None.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from lime to time) prior to any (A) change n the Corporation's name; (B) change in the Corporation's assumed business name(s); (C change in the management of the Corporation; (D) change in the authorized signer(s): (E) change in the Corporation's principal office address: (F) conversion at the Corporation to a new or different type of business entity; or (G) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation's name will take effect until after Lender has been notified.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS, The officers named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Corporation is in full force and effect, and has not been modified or revoked in any manner whatsoever.

                         CORPORATE RESOLUTION TO BORROW
Loan No: 7001574                    (Continued)                           Page 2
================================================================================

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved- This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to lime). Any such notice shall not affect any of the Corporation's agreements or commitments in effect al the lime notice s given.

IN TESTIMONY WHEREOF, We have hereunto set our hand and, affixed the seal of the Corporation.

We each have read all the provisions of this Resolution, and we each personally and on behalf of the Corporate certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Borrow is dated August 22, 2001.

                                            CERTIFIED TO AND ATTESTED BY:


              CORPORATE                         /s/ Thomas C. McGraw
                                                    Secretary
                  SEAL





NOTE: IF the officers signing this Resolution are designated by the foregoing document as one of the officers authorized to act on the Corporation's behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.
================================================================================

                                 PROMISSORY NOTE

--------------- ------------- ------------- -------------- -------------- --------------- ------------- ----------
   Principal      Loan Date     Maturity       Loan No.      Call / Coll     Account          Officer    Initials
  $500,000.00    08-15-2001    02-22-2002       7001574        UNSEC
--------------- ------------- ------------- -------------- -------------- --------------- ------------- ----------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

            Any item above containing "***" has, been omitted due to
                            text length limitations.
------------------------------------------------------------------------------------------------------------------

Borrower:  FNB Bancorp                                                 Lender:  PACIFIC COAST BANKERS' BANK
           975 El Camino Real, third Floor                                      340 PINE STREET. SUITE 401
           South San Francisco, CA 94080                                        SAN FRANCISCO, CA 94104
==================================================================================================================

Principal Amount:  $500,000.00             Initial Rate: 7.750%                      Date of Note: August 15, 2001

PROMISE TO PAY. FNB Bancorp ("Borrower") promises to pay to PACIFIC COAST BANKERS' BANK ("Lender"), or order, in lawful money of the United States of America, the principal amount of Five Hundred Thousand & 00/100 Dollars ($500,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated tram the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on February 22, 2002. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio at the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to lime based on changes n an independent index which is the Prime Rate as published in the Western Edition of the Wall Street Journal (the "index"). The index is not necessarily the lowest rate charged by Lender on its loans. If the index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will re I Borrower the current index rate upon Borrower's request. The interest rate change will not occur more often than each Day. Borrower understands that Lender may make loans based on other rates as well. The index currently is 6.750%. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.000 percentage point over the Index, resulting in an initial rate of 7.750%. NOTICE:
Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept ii without losing any of Lender rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: PACIFIC COAST BANKERS' BANK, 340 PINE STREET, SUITE 401, SAN FRANCISCO, CA 94104.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment.

INTEREST AFTER DEFAULT. Upon Borrower`s failure to pay all amounts declared due pursuant to this sect on, including failure to pay upon final maturity, Lender, al its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 6.000 percentage points over the Index.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

      Payment Default. Borrower fails to make any payment when due under this Note.

      Other Defaults, Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

      False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

      Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

      Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which a the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond) or the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

      Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty other indebtedness evidenced by this Note. In the event of a death, Lender, at its apron, may, but shall not be required to, permit the guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender and, in doing so, cure any Event of Default.

      Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

      Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

      Cure Provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default:
      (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce comp lance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount
 .
ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay Borrower will pay Lender that amount This includes, subject to any limits under applicable law. Lender's attorneys fees and Lenders legal expenses, whether or not there s a lawsuit. including attorneys. fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic slay or injunction), and appeals. Borrower also w ii pay any court costs, in addition to all other sums provided by law.

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of California. This Note has been accepted by Lender in the State of California.

CHOICE OF VENUE. If there s a lawsuit, Borrower agrees upon lenders request to submit to the jurisdiction of the courts of SAN FRANCISCO County. Slate of California.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a light of setoff in all Borrower's accounts with Lender (whether checking. savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such accounts.
 .
LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person Lender may, but need not. require that all oral requests be confirmed in writing. Borrower agrees to be liable far all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any lime may be evidenced by endorsements on this Note or by Lender.5 internal records, including daily computer printouts. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is n default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note: (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with
Lender: or (D) Borrower has applied funds provided pursuant to this Note for purpose other than those authorized by Lender.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and $ successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMEA REPORTING AGENClES. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: PACIFIC COAST BANKERS' BANK, 340 PINE STREET, SUITE 401 SAN FRANCISCO, CA 94104.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand far payment, and notice of dishonor. Upon any change in the terms of this Note. and unless otherwise expressly slated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any path/ or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral: and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the parry with whom the modification is made The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIDNS OF THIS NOTE, INCLUDING THE VARlABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECElPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:


FNB BANCORP

By:     /s/ Michael R. Wyman                              By:      /s/ Paul B. Hogan
    ------------------------------------------------          -----------------------------------------------
    Michael R. Wyman, Chairman of the Board of FNB            Paul B. Hogan, Chief Operating Officer of FNB
    Bancorp                                                   Bancorp


By:     /s/ James B. Ramsey
    ------------------------------------------------
    James 8. Ramsey, Chief Financial Officer of FNB
    Bancorp

==============================================================================================================

                             BUSINESS LOAN AGREEMENT

-------------------- -------------- ------------- ---------------- ----------------- --------------- ------------- ----------
     Principal         Loan Date      Maturity       Loan No.         Call / Coll        Account        Officer     Initials
    $500,000.00       08-15-2001     02-22-2002       7001574           UNSEC
-------------------- -------------- ------------- ---------------- ----------------- --------------- ------------- ----------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

            Any item above containing "***" has, been omitted due to
                            text length limitations.
-----------------------------------------------------------------------------------------------------------------------------

Borrower:       FNB Bancorp                                                 Lender:     PACIFIC COAST BANKERS' BANK
                975 El Camino Real, third Floor                                         340 PINE STREET. SUITE 401
                South San Francisco, CA 94080                                           SAN FRANCISCO, CA 94104
=============================================================================================================================

THIS BUSINESS LOAN AGREEMENT dated August 15, 2001, is made and executed between FNB Bancorp ("8orrower") and PACIFIC COAST BANKERS' BANK ("Lender") on the following terms and conditions. Borrower has received prior commercial loans horn Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement ("Loan"). Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement, and (B) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of August 15, 2001, and shall continue in full force and effect until such t me as all at Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other lees and charges, or until February 22, 2002.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and n the Related Documents.

      Loan Documents. Borrower shall provide to Lender the following documents fat the Loan: (1) the Note; (2) together with all such Related Documents as Lender may require for the Loan: all in farm and substance satisfactory to Lender and Lender's counsel,

      Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions. authorizations, documents and instruments as Lender or its counsel, may require.

      Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charger, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents. and in any document or certificate delivered to Lender under this Agreement are true and correct.

      No Event of Default. There shall not exist at the lime of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the dale of any renewal, extension or modification of any Loan. and at all times any indebtedness exists:

      Organization. Borrower is a corporation for profit which is, and at all limes shall be, du y organized, validly existing. and in good standing under and by virtue of the laws of the Stale of California. Borrower is duly authorized to transact business in ail other stales in which Borrower a doing business, having obtained all necessary filings, governmental licenses and approvals for each state. in which Borrower is doing business. Specifically, Borrower is. and at all times shall be. duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on 15 business or financial condition. Borrower has the full power and authority to own its properties and to transact the business n which it is presently engaged or presently proposes to engage. Borrower maintains an office al 975 El Camino Real, third Floor, South San Francisco, CA 94080. Unless Borrower has designated otherwise in writing, the principle office s the office at which Borrower keeps its books and records including $ records concerning the Collateral. Borrower will notify Lender of any change in the location of Borrower's principle office. Borrower shall do al things necessary to preserve and to keep in full force and effect its existence. rights and privileges, and shall comply with all regulations. rules, ordinances, statutes. orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower's business activities.

      Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: None.

      Authorization. Borrower's execution. deliver/. and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of Borrower's articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

      Financial Information. Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as al the date of the statement. and there has been no material adverse change in Borrowers financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements

      Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower s required to give under this Agreement when delivered will constitute legal. valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

      Properties. Except as contemplated by this Agreement or as previou5iydisClosed n Borrower's financial statements or in writing to Lender and at accepted by Lender and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties ate titled in Borrower's legal name. and Borrower has not used, or flied a financing statement under, any other name for at least :he last live (5) years.

      Hazardous Substances. Except as disclosed to and acknowledged by Lender in writing. Borrower represents and warrants that (1) During the period of Borrower's ownership of Borrower's Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of or reason to believe that there has been (a) any breach or violation of any Environmental Laws: (b) any use, generation, manufacture storage treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral: or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters.
      (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate. manufacture. store, treat dispose al or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in

                             BUSINESS LOAN AGREEMENT
Loan No: 7001574                   (Continued)                            Page 2
================================================================================

      compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part al Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws. and (2) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use. generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify. Shall survive the payment of the indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest n any of the Collateral, whether by foreclosure or otherwise.

      Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial Condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

      Taxes. To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

      Lien Priority. Unless otherwise previously disclosed to Lender n writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's loan and Note. that would be prior or that may in any way be superior to Lender's Security interests and rights in and to such Collateral

      Binding Effect. This Agreement. the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns. and are legally enforceable in accordance with their respective terms.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

      Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower's financial condition, and (2) all existing and all threatened litigation claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

      Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records al all reasonable times.

      Financial Statements. Furnish Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

      Additional Information. Furnish such additional information and statements, as Lender may request from time to time.

      Insurance. Maintain tire and other risk insurance, public liability insurance. and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be canoe led or diminished without at least ten (10) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default al Borrower or any other person, in connection with all policies covering assets in which lender holds or is offered a security interest for the Loans. Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

      Insurance Reports, Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer: (2) the risks insured: (3) the amount of the policy;
      (4) the properties insured: (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) The expiration date of the policy. In addition, upon request of Lender, (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

      Other Agreements. Comply with all terms and conditions of all other agreements. whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

      Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

      Taxes, Charges and Liens. Pay and discharge when due all al its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid. might become a lien or charge upon any of Borrower's properties, income, or profits.

      Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement,

      Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

      Environmental Studies. Promptly conduct and complete, at Borrower's expense, ail such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or effecting any property or any facilities owned, leased or used by Borrower.

      Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law. ordinance, or regulation and withhold c0mpliance during any proceeding, including appropriate appeals. so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may require borrower to post

                             BUSINESS LOAN AGREEMENT
Loan No: 7001574                   (Continued)                            Page 3
================================================================================

      adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

      Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine Or audit Borrower's books. accounts, and records and to make copies and memoranda of Borrower's books. accounts, and records. I Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) n the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable limes and to provide Lender with copies of any records it may request, all at Borrower's expense.

      Compliance Certificates. Unless waived in writing by Lender, provide Lender at least annually, with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that. as of the date of the certificate, no Event of Default exists under this Agreement.

      Environmental Compliance and Reports. Borrower shall comply in all respects with any and al Environmental Laws: not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower's part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment. unless such environmental activity 5 pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice. summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentions or unintentional action or omission on Borrower's part n connection with any environmental activity whether or not there is damage to the environment and/or other natural resources,

      Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments. documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

LENDOR'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest n the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amount Borrower is required to discharge or pay under this Agreement or any Related Documents. Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate. including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other c aims. at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the dale incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the indebtedness and, at Lender's option, will (A) be payable on demand;
(B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy: or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

      Indebtedness and Liens. (1] Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money. including capital eases. (2) sell, transfer, mortgage, assign, pledge ease, grant a security interest in, or encumber any at Borrower's assets (except as allowed as Permitted Liens), or (3) sell with recourse any of Borrower's accounts, except to Lender.

      Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged,
      (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but on y so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the internal Revenue Code of 1986, as amended). Borrower may pay cash dividends an its stock to its shareholders from lime to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and stale law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of Borrower's stock, or purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

      Loans, Acquisitions and Guaranties. (1) Loan. invest in or advance money or assets, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if
(A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender, (B) Borrower or any Guarantor dies. becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; or (C) there occurs a material adverse change in Borrower's financial condition. in the financial condition or any Guarantor. or in the value of any Collateral securing any Loan; or (0) any Guarantor seeks, c aims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However. this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such accounts.

DEFAULT. Each of the following shall constitute an Event of Default under this
Agreement:

      Payment Default. Borrower fails to make any payment when due under the Loan.

      Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term. obligation, covenant or condition contained in any other agreement between lender and Borrower.

      False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement, the Note, or the Related Documents is false or misleading in any material respect. either now or at the time made or furnished or becomes false or misleading at any lime thereafter.

      Insolvency. The dissolution or termination of Borrower's existence as a going business. the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors. any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

                             BUSINESS LOAN AGREEMENT
Loan No: 7001574                   (Continued)                            Page 4
================================================================================

      Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security Interest or lien) at any lime and for any reason.

      Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This Includes a garnishment of any of Borrower's accounts, including deposit accounts. with Lender: However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or band for (he dispute.

      Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under. any Guaranty of the indebtedness in the event of a death, Lender, at its option may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and. in doing so, cure any Event of Default.

      Change in Ownership. Any change in ownership of twenty-live percent (25%) or more of the common Stock of Borrower.

      Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

      Right to Cure. If any default, other than a default on indebtedness, is curable and it Borrower or Grantor, as the case may be, has not been given a notice of a similar default within (he preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) ii Borrower or Grantor, as the case may be, after receiving written notice from Lender demanding cure of such default: (1) cure the default within fifteen L15) days: or (2) if the cure requires more than fifteen (15) days, immediately initiate steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents. all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further loan Advances or disbursements). and, at Lender's option, all indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above. such acceleration shall be automate and not optional, In addition, Lender shall have all the rights and remedies provided in the Related Documents or available al law. in equity, or otherwise. Except as may be prohibited by applicable law, al of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS, The following miscellaneous provisions are a part of this Agreement:

      Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parses as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment,

      Attorneys' Fees; Expenses. Borrower agrees to pay upon demand ail of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses. incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys, fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay al court costs and such additional fees as may be directed by the court.

      Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

      Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later. of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender- Lender may provide. without any limitation whatsoever. to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser at any such participation interests may enforce its interests irrespective of any personal c aims or defenses that Borrower may have against Lender

      Governing Law. This agreement will be governed by, construed and enforced in accordance with federal law and the laws of the State at California, This Agreement has been accepted by Lender in the State or California.

      Choice of Venue, If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of SAN FRANCISCO County. State of California.

      No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision at this Agreement. No prior waiver by Lender nor any course of dealing between Lender and Borrower, or between Lender and any Grantor. shall constitute a waiver of any of Lender's rights or of any of Borrowers or any Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the gran6ng of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent s required and in all cases such consent may be granted or withheld in the sale discretion of Lender.

      Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered. when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or. if mailed, when deposited in the United States mall, as first claps, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address. Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by

                             BUSINESS LOAN AGREEMENT
Loan No: 7001574                   (Continued)                            Page 5
================================================================================

      Lender to any Borrower is deemed to be notice given to all Borrowers.

      Severability. If a court of competent jurisdiction finds any provision at this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal. valid and enforceable If the offending provision cannot be so modified. it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement

      Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without Iimitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates.

      Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender

      Survival of Representations and Warranties. Borrower understands and agrees that in extending Loan Advances. Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the extension of Loan Advances and delivery to Lender of the Related Documents, shall be continuing in nature, shall be deemed made and redated by Borrower at the time each Loan Advance is made, and shall remain in full force and effect until such time as Borrower's indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

      Time is of the Essence. Time is or the essence in the performance of this Agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

      Advance. The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf an a line of credit or multiple advance basis under the terms and conditions of this Agreement.

      Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

      Borrower The word "Borrower" means FNB Bancorp, and all other persons and entities signing the Note in whatever capacity

      Collateral. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property. whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest. mortgage. collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien. equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

      Environmental Law. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment. including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub.
      L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

      Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

      GAAP. The word "GAAP" means generally accepted accounting principles.

      Grantor. The word "Grantor" means each any all of the persons or entities granting a Security interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security interest.

      Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan.

      Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

      Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos

      Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with ail other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents

      Lender. The word "Lender" means PACIFIC COAST BANKERS' BANK, its successors and assigns.

      Loan. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without imitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

      Note. The word "Note" means the Note executed by Borrower in the principal amount of $500,000,00 dated August 15, 2001, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

      Permitted Liens. The words "Permitted Liens" mean (1) liens and security interests securing indebtedness owed by Borrower to Lender; (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics,

                             BUSINESS LOAN AGREEMENT
Loan No: 7001574                   (Continued)                            Page 6
================================================================================

      warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent:
      (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (5) liens and security interests which, as of the dale of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those Iiens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

      Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

      Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

      Security Interest. The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a Iien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage. collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOPIN AGREEMENT IS DATED AUGUST 15. 2001.

BORROWER:


FNB BANCORP

By:     /s/ Michael R. Wyman                                    By:      /s/ Paul B. Hogan
    --------------------------------------------------              ----------------------------------------------
    Michael R. Wyman, Chairman or the Board of FNB                  Paul B. Hogan, Chief Operating Officer of FNB
    Bancorp                                                         Bancorp


By:     /s/ James B. Ramsey
    --------------------------------------------------
    James B. Ramsey, Chief Financial Officer or FNB
    Bancorp

LENDER:
PAClFlC COAST BARKERS' BANK



By:     /s/ Larry Ryan, Vice President
    --------------------------------------------------
    Authorized Signer

==================================================================================================================

                     DISBURSEMENT REQUEST AND AUTHORIZATION

------------------- ------------- -------------- ---------------- ----------------- --------------- ------------ ----------
    Principal        Loan Date      Maturity        Loan No.         Call / Coll        Account        Officer    Initials
   $500,000.00       08-15-2001    02-22-2002        7001574           UNSEC
------------------- ------------- -------------- ---------------- ----------------- --------------- ------------ ----------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

            Any item above containing "***" has, been omitted due to
                            text length limitations.
---------------------------------------------------------------------------------------------------------------------------

Borrower:       FNB Bancorp                                                 Lender:     PACIFIC COAST BANKERS' BANK
                975 El Camino Real, third Floor                                         340 PINE STREET. SUITE 401
                South San Francisco, CA 94080                                           SAN FRANCISCO, CA 94104
===========================================================================================================================

LOAN TYPE. This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $500,000.00 due on February 22, 2002. The reference rate (WSJ Prime Rate, currently 6.750%) is added to the margin of 1.000%, resulting in an initial rate of 7.750.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

       [ ] Personal, Family, or Household Purposes or Personal Investment.
       [X] Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: Revolving Line of Credit to be used to cover organizational costs for formation of Bancorp.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $500,000.00 as follows:

       Amount paid to Borrower directly:                            $500,000.00
          $500,000.00 Deposited to Loan
          Account #7001574 (Undisbursed)
                                                                  --------------

       Note Principal:                                              $500,000.00


CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

       Prepaid Finance Charges Paid in Cash:                              $0.00

       Other Charges Paid in Cash:                                    $5,000.00
          $5,000.00 Loan Fee
                                                                  --------------

       Total Charges Paid in Cash:                                    $5,000.00


FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANCE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIPIL STATEMENT TO LENDER. TH1S AUTHORIZATION IS DATED AUGUST 15, 2001.



BORROWER:

FNB BANCORP

By:      /s/ Michael R. Wyman                                 By:      /s/ Paul B. Hogan
     ------------------------------------------------             -----------------------------------------------
     Michael R. Wyman, Chairman or the Board of FNB               Paul B. Hogan, Chief Operating Officer of FNB
     Bancorp                                                      Bancorp


By:      /s/ James B. Ramsey
     ------------------------------------------------
     James B. Ramsey, Chief Financial Officer or FNB
     Bancorp


=================================================================================================================

                            NOTICE OF FINAL AGREEMENT

------------------- ------------- -------------- ---------------- ----------------- --------------- ------------ ----------
    Principal        Loan Date      Maturity        Loan No.         Call / Coll         Account        Officer    Initials
   $500,000.00       08-15-2001    02-22-2002        7001574           UNSEC
------------------- ------------- -------------- ---------------- ----------------- --------------- ------------ ----------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

            Any item above containing "***" has, been omitted due to
                            text length limitations.
----------------------------------------------------------------------------------------------------------------------------

Borrower:       FNB Bancorp                                                 Lender:     PACIFIC COAST BANKERS' BANK
                975 El Camino Real, third Floor                                         340 PINE STREET. SUITE 401
                South San Francisco, CA 94080                                           SAN FRANCISCO, CA 94104

============================================================================================================================

--------------------------------------------------------------------------------

BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THE WRITTEN LOAN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEOUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

As used in this Notice, the following terms have the following meanings:

Loan. The term "Loan" means the following described loan: a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $500,000.00 due on February 22, 2002. The reference rate (WSJ Prime Rate, currently 6.750%] is added to the margin of 1.000%, resulting n an initial rate of 7.750.

Loan Agreement. The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security Agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

                                 LOAN DOCUMENTS

    Corporate Resolution: FNB Bancorp    Business Loan Agreement
    Promissory Note                      Disbursement Request and Authorization
    Notice of Final Agreement


Parties. The term "Parties" means PACIFIC COAST BANKERS' BANK and any and all entities or individuals who are obligated to repay the loan or have pledged property as security far the Loan, including without imitation the following.

    Borrower:     FNB Bancorp
--------------------------------------------------------------------------------

Each Parry who signs below, other than PACIFIC COAST BANKERS' BANK, acknowledges, represents, and warrants to PACIFIC COAST BANKERS' BANK that it has received, read and understood this Notice of Final Agreement. This Notice is dated August 15, 2001.


BORROWER:



FNB BANCORP

By:     /s/ Michael R. Wyman                                   By:      /s/ Paul B. Hogan
     ------------------------------------------------               ----------------------------------------------
     Michael R. Wyman, Chairman or the Board of FNB                 Paul B. Hogan, Chief Operating Officer of FNB
     Bancorp                                                        Bancorp


By:     /s/ James B. Ramsey
     ------------------------------------------------
     James B. Ramsey, Chief Financial Officer or FNB
     Bancorp


LENDER:
PACIFIC COAST BANKERS' BANK



X       /s/ Larry Ryan, Vice President
 ----------------------------------------------------
      Authorized Signer


==================================================================================================================